Exhibit 21.1

SITE CENTERS CORP.

LIST OF SUBSIDIARIES/AFFILIATES

Bandera Pointe Investment LLC, a Delaware limited liability company
BRE DDR Flatacres Marketplace LLC, a Delaware limited liability company
BRE DDR IVA Southmont PA LLC, a Delaware limited liability company
BRE DDR Parker Pavilions LLC, a Delaware limited liability company
BRE DDR Pool A Holdings LLC, a Delaware limited liability company
BRE DDR Retail Holdings IV LLC, a Delaware limited liability company
BRE DDR Shoppers World LLC, a Delaware limited liability company
Canal TC LLC, a Delaware limited liability company
Coventry Real Estate Partners, Ltd., an Ohio limited liability company
DD Community Centers Eight AZ LLC, a Delaware limited liability company
DDR 3030 Holdco LLC, a Delaware limited liability company
DDR Asset Management LLC, a Delaware limited liability company
DDR Bandera GP II LLC, a Delaware limited liability company
DDR Bandera GP LLC, a Delaware limited liability company
DDR Bandera LLC, a Delaware limited liability company
DDR Bandera LP II LLC, a Delaware limited liability company
DDR Beachwood Headquarters LLC, a Delaware limited liability company
DDR BV Holdings IV LLC, a Delaware limited liability company
DDR Carolina Pavilion LP, a Delaware limited partnership
DDR Cotswold LP, a Delaware limited partnership
DDR CP Holdings LLC, a Delaware limited liability company
DDR DB Kyle LP, a Texas limited partnership
DDR DB SA Phase II LP, a Texas limited partnership
DDR DB SA Ventures LP, a Texas limited partnership
DDR DB Terrell LP, a Texas limited partnership
DDR DownREIT LLC, an Ohio limited liability company
DDR IRR Acquisition LLC, a Delaware limited liability company
DDR Kyle Holdings LLC, a Delaware limited liability company
DDR Management LLC, a Delaware limited liability company
DDR MCH West LLC, a Delaware limited liability company
DDR Miami Avenue, LLC, a Delaware limited liability company
DDR Mid-Atlantic Management Corp., a Delaware corporation
DDR NC Holdings LLC, a Delaware limited liability company
DDR OG Holdings LLC, a Delaware limited liability company
DDR Ohio Opportunity II LLC, an Ohio limited liability company
DDR Perimeter Holdings LLC, a Delaware limited liability company
DDR Perimeter Pointe LLC, a Delaware limited liability company
DDR Property Management LLC, a Delaware limited liability company
DDR Retail Real Estate Limited Partnership, an Illinois limited partnership

DDR Site Work LLC, a Delaware limited liability company
DDR Southeast East Hanover, L.L.C., a Delaware limited liability company
DDR Southeast Edgewater, L.L.C., a Delaware limited liability company
DDR Southeast Sandy Plains, L.L.C., a Delaware limited liability company
DDR Southeast Short Pump, L.L.C., a Delaware limited liability company
DDR Southeast SP Outlot 1, L.L.C., a Delaware limited liability company
DDR Terrell Holdings LLC, a Delaware limited liability company
DDR Urban LP, a Delaware limited partnership
DDR Urban, Inc, a Delaware corporation
DDR Winter Garden LLC, a Delaware limited liability company
DDRA Community Centers Eight, L.P., a Delaware limited partnership
DDRM Midway Plaza LLC, a Delaware limited liability company
DDRM Shoppes at Paradise Pointe LLC, a Delaware limited liability company
Dividend Trust Portfolio JV LC, a Delaware limited partnership
Dividend Trust REIT Sub, a Maryland statutory trust
DT Ahwatukee Foothills LLC, a Delaware limited liability company
DT Ashley Crossing LLC, a Delaware limited liability company
DT Brookside LLC, a Delaware limited liability company
DT Commonwealth Center II LLC, a Delaware limited liability company
DT Connecticut Commons LLC, a Delaware limited liability company
DT Independence Commons LLC, a Delaware limited liability company
DT Mezz Borrower 1 LLC, a Delaware limited liability company
DT Mezz Borrower 2 LLC, a Delaware limited liability company
DT NC Holdings LLC, a Delaware limited liability company
DT Poyner Place LP, a Delaware limited partnership
DT Prado LLC, a Delaware limited liability company
DT Route 22 Retail LLC, a Delaware limited liability company
DT University Centre LP, a Delaware limited partnership
DT University Centre Outparcel LP, a Delaware limited partnership
GS Brentwood LLC, a Delaware limited liability company
JDN Development Company, Inc., a Delaware Corporation
JDN Realty Corporation, a Maryland corporation
National Property Protection Company, a Vermont corporation
Retail Value Investment Program IIIC Limited Partnership, a Delaware limited partnership
SCC Dividend Trust GP LLC, a Delaware limited liability company
SCC Dividend Trust LP LLC, a Delaware limited liability company
SCC DT TRS LLC, a Delaware limited liability company
SCC Freehold Hotel NJ LLC, a Delaware limited liability company
SCC Meadowmont Village NC LP, a Delaware limited partnership
SCC Nassau Park Pavilion NJ LLC, a Delaware limited liability company
SCC Paradise Village Gateway AZ LLC, a Delaware limited liability company
SCC Parker Outparcels CO LLC, a Delaware limited liability company
SCC Portland Bridgeport LLC, a Delaware limited liability company

SCC Portland Cosmopolitan LLC, a Delaware limited liability company
SCC Portland Encore LLC, a Delaware limited liability company
SCC Portland Lexis LLC, a Delaware limited liability company
SCC Portland Metropolitan LLC, a Delaware limited liability company
SCC Portland Park Place LLC, a Delaware limited liability company
SCC Portland Pinnacle LLC, a Delaware limited liability company
SCC Portland Riverstone LLC, a Delaware limited liability company
SCC Portland Streetcar Lofts LLC, a Delaware limited liability company
SCC Portland Tanner LLC, a Delaware limited liability company
SITE Centers Capital Management LLC,a Delaware limited liability company
SITE Centers TRS LLC, a Delaware limited liability company